UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2017

OMINTO, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-49801	13-4067623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 S. Federal Highway, Suite 307

Boca Raton, FL 33432

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: 561-362-2393

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 7, 2017, Ominto, Inc., a Nevada corporation (the “Company”) issued a press release announcing that its common stock has been approved for listing on The Nasdaq Capital Market. The Company expects its common stock to begin trading on March 20, 2017 under the trading symbol “OMNT.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits.

Exhibit No.	Description	Location
99.1	Press Release	Provided herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMINTO, INC.

Date: March 7, 2017	By:	/s/ Michael Hansen
Michael Hansen
Chief Executive Officer

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